VALUE OF UNFAVOURABLE TIME CHARTERS (Notes)	12 Months Ended
Dec. 31, 2015
Other Liabilities Disclosure [Abstract]
unfavourable contracts [Text Block]

25.	VALUE OF UNFAVORABLE TIME CHARTER CONTRACTS

The Company acquired five unfavorable charter-out contracts upon the Merger. The allocated fair value is being amortized over the expected life of the contracts as an increase to time charter revenues. The remaining life of the contracts is between 4 and 9 months. The value of unfavorable charter-out contracts maybe summarized as follows;

(in thousands of $)	2015	2014
Acquired on merger with Frontline 2012	8,109	—
Accumulated amortization	(1,310)	—
	6,799	—